Income Taxes - Summary of Balances of Recoverable Taxes (Detail) - MXN ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Recoverable taxes:
IMPAC	$ 57,759	$ 111,987	$ 58,960
ISR	40,492	21,780	23,420
IVA	28,729	30,886	39,385
Tax to cash deposits	343	863	1,412
Business flat tax (IETU)	3,399	3,506	4,263
Withholding taxes	22,362	26,040	18,157
Corporation taxes	66,338	3,316
Other	722	198	1,083
Total	$ 220,144	$ 198,576	$ 146,680